UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

RESEARCH FRONTIERS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

c/o Continental Proxy Services – 8th Floor
17 Battery Place, New York NY 10004–1123

You May Vote Your Proxy When You View The
Material On The Internet. You Will Be Asked
To Follow The Prompts To Vote Your Shares.

Research Frontiers
Incorporated
240 Crossways Park Drive
Woodbury, NY 11797

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
June 11, 2015

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Dear Stockholder,

The 2015 Annual Meeting of Stockholders of Research Frontiers Incorporated (the “Company”) will be held at the Fox Hollow Inn, 7725 Jericho Turnpike, Woodbury, New York 11797, on June 11, 2015 at 11:00 A.M., local time, for the following purposes:

(1)	To elect three directors as follows: (i) two Class I directors and (ii) one Class III director;

(2)	To ratify the selection of BDO USA, LLP as the independent registered public accountants of the Company for the fiscal year ending December 31, 2015;

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 24, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

The Board of Directors recommends a vote FOR the election of the named nominees as directors, and FOR proposal 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

The Proxy Materials are available for review at:
http://www.cstproxy.com/smartglass/2015

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Research Frontiers
Incorporated
240 Crossways Park Drive
Woodbury, NY 11797

Important Notice Regarding the Availability of Proxy Materials For the Stockholder Meeting to Be Held On June 11, 2015

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 1, 2015 to facilitate a timely delivery. You may also reuqest that you receive paper copies of all future proxy materials from the Company.

-	the Company’s Annual Report for the year ended December 31, 2014.
-	the Company’s 2015 Proxy Statement (including all attachments thereto).
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/smartglass/2015
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.